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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    April 11, 2003


                             PARTY CITY CORPORATION
             (Exact name of registrant as specified in its chapter)


           Delaware                     0-27826                   22-3033692
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



400 Commons Way, Rockaway, NJ                                   07866
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (973) 983-0888
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Item 5. Other Events.

     On April 11, Party City Corporation (the "Company") announced that James
Shea has resigned as Chief Executive Officer, effective immediately.   Mr. Shea
will be replaced by Nancy Pedot, who will serve as Acting Chief Executive Officer. In addition, on April 11 the Company announced its sales for the third fiscal quarter ended March 29, 2003.

     Copies of the press releases issued by the Company announcing the foregoing are attached hereto as Exhibit 99.1 and 99.2 and each is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired:   None

     (b) Pro forma financial information:  None

     (c) Exhibits:

     99.1 Press Release issued by Party City Corporation, dated April 11, 2003, regarding management change.

     99.2 Press Release issued by Party City Corporation, dated April 11, 2003, regarding third quarter sales.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PARTY CITY CORPORATION


                             By:     /s/ Linda M. Siluk
                                ---------------------------------------
                             Name:   Linda M. Siluk
                             Title:  Chief Financial Officer

Date:  April 11, 2003







                                 EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1 Press Release issued by Party City Corporation, dated April 11, 2003, regarding management change.

99.2 Press Release issued by Party City Corporation, dated April 11, 2003, regarding third quarter sales.